UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 16, 2007 (April 12, 2007)

CHINA SKY ONE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-26059	87-0430322
(State of Incorporation)	(Commission File No.)	(IRS Employer ID Number)

Room 1706, No. 30 Di Wang Building, Gan Shui Road,

Nandang District, Harbin, People’s Republic of China 150001

(Address of principal executive offices)

86-451-53994073 (China)

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

On April 12, 2007, e-Fang Accountancy Corp. (“e-Fang”), the firm that audited the financial statements of China Sky One Medical, Inc. and its subsidiaries (the “Company”) for the year ended December 31, 2006, was dismissed by the Company as its independent registered accounting firm, due to the engagement of the new auditors, as described below.

Effective April 12, 2007, the Company engaged Murrell, Hall, McIntosh & Co., PLLP (“Murrell”), as its independent registered accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2007.  The decision to change the Company’s independent accountants was made by the Company’s board of directors.

e-Fang performed an audit of the Company’s financial statements for the year ended December 31, 2006.  Its audit report did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  e-Fang has also performed audit work for the Company’s subsidiary, American California Pharmaceutical Group, Inc., a California corporation (“ACPG”), which the Company acquired in 2006.   HJ & Associates, LLC (“HJ”), the firm that audited the financial statements of the Company for the year ended December 31, 2005, was previously dismissed by the Company, as the independent accountant at the time e-Fang was engaged as the independent accountant in July, 2006, as reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 26, 2006, and incorporated herein by reference.

During the year ended December 31, 2006, and from that date through the date of this Report, there have been no disagreements between the Company and e-Fang on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused e-Fang to make reference to the subject matter of such disagreements in connection with their report for the year ended December 31, 2006.  Similarly, during the two-year period ended December 31, 2006, and from that date through the date of this Report, there have been no disagreements between the Company or its subsidiaries, as applicable, and e-Fang, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused e-Fang to make reference to the subject matter of such disagreements in connection with their report for the year ended December 31, 2006.  In connection with its audit for the fiscal year ended December 31, 2006, and through the date of this Report, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

The Company requested e-Fang furnish a letter to the SEC stating whether they agree with the above statements.  The letter is furnished as Exhibit 16.1.

During the two most recent fiscal years and through the date hereof, neither the Company nor any one on behalf of the Company has consulted with Murrell regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters required to be disclosed under Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01  Financial Statements and Exhibits

Furnished with this Report as Exhibit 16.1 is a letter from e-Fang dated April 16, 2007.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REGISTRANT:

CHINA SKY ONE MEDICAL, INC.

Date:  April 16, 2007

By

/s/ Liu Yan-Qing

Liu Yan-Qing, President and CEO

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